Exhibit 4.5.2.1

EXECUTION VERSION

Dated 21 March 2007

SUPPLEMENTAL DEED
in respect of an Intercreditor Deed
originally dated 21 December 2005

between

HERTZ INTERNATIONAL, LTD
as Parent

HERTZ EUROPE LIMITED
as Coordinator

THE OBLIGORS

BNP PARIBAS
as A/C Facility Agent and NZ Facility Agent

BNP PARIBAS
as Security Agent

BANCO BNP PARIBAS BRASIL S.A.
as Brazilian Facility Agent

BNP PARIBAS
as Australian Security Trustee

THE A1 BANKS

THE A2 BANKS

THE BRAZILIAN BANKS

THE NZ BANKS

THE C BANKS

THE INTRA-GROUP CREDITORS

and

THE EQUITY FINANCE PROVIDERS

5 Old Broad Street
London EC2N 1DW

i

THIS DEED (this “Deed”) is dated      March 2007 between:

(1)           HERTZ INTERNATIONAL LTD, a corporation incorporated under the laws of the State of Delaware, having (as at the date hereof) its registered office at 225 Brae Boulevard, Park Ridge, New Jersey, 07657 (the “Parent”);

(2)           THE COMPANIES named in Part 1 of Schedule 1 (the “Obligors”);

(3)           BNP PARIBAS as facility agent for the A/C Finance Parties (the “A/C Facility Agent”);

(4)           BANCO BNP PARIBAS BRASIL S.A. as administrative agent for the Brazilian Finance Parties (the “Brazilian Facility Agent”);

(5)           BNP PARIBAS as facility agent for the New Zealand Finance Parties (the “NZ Facility Agent”);

(6)           BNP PARIBAS as security agent for the Senior Finance Parties (the “Security Agent”);

(7)           BNP PARIBAS as security trustee for the Senior Finance Parties in respect of the Australian Security Document (the “Australian Security Trustee”);

(8)           THE INSTITUTIONS named in Part 2 of Schedule 1 (the “A1 Banks”);

(9)           THE INSTITUTIONS named in Part 3 of Schedule 1 (the “A2 Banks”);

(10)         THE INSTITUTIONS named in Part 4 of Schedule 1 (the “Brazilian Banks”);

(11)         THE INSTITUTIONS named in Part 5 of Schedule 1 (the “NZ Banks”);

(12)         THE INSTITUTIONS named in Part 6 of Schedule 1 (the “C Banks”);

(13)         THE COMPANIES named in Part 7 of Schedule 1 (the “Intra Group Creditors”); and

(14)         THE COMPANIES named in Part 8 of Schedule 1 (the “Equity Finance Providers”); and

(15)         HERTZ EUROPE LIMITED,  a private limited company incorporated under the laws of England and Wales with company registration number 01008739, having (as at the date hereof) its registered office at Hertz House, 11 Vine Street, Uxbridge, Middlesex, UB8 1QE (the “Coordinator”).

WHEREAS:

(A)          This Deed is supplemental to an intercreditor deed dated 21 December 2005 (the “Original Intercreditor Deed”) made between, among others, the Parent, the Obligors, BNP Paribas as the A/C Facility Agent, the NZ Facility Agent and the Security Agent, Banco BNP Paribas Brasil S.A. as the Brazilian Facility Agent and BNP Paribas as the Australian Security Trustee.

(B)          As of the date hereof, Equipole S.A. has acceded as an Intra-Group Creditor and Hertz Finance Centre Limited has acceded as an Equity Finance Provider. No Intra-Group Debtors have acceded to the Original Intercreditor Deed.

(C)          The parties wish to amend the Original Intercreditor Deed on the terms and subject to the conditions set out herein.

NOW THIS DEED WITNESSES as follows:

1.             DEFINITIONS AND INTERPRETATION

1.1          Definitions

In this Deed:

“Amended Intercreditor Deed” means the Original Intercreditor Deed as amended and restated in the form set out in Schedule 2 (Amended Intercreditor Deed).

“Effective Date” means the date of this Deed.

1.2          Incorporation of Defined Terms

(a)           Unless a contrary indication appears, a term defined in the Amended Intercreditor Deed has the same meaning in this Deed.

(b)           The principles of construction set out in the Amended Intercreditor Deed shall have effect as if set out in this Deed.

1.3          Third Party Rights

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

2.             RESTATEMENT

With effect from the Effective Date, the Intercreditor Deed shall be amended and restated in the form set out in Schedule 2 (Amended Intercreditor Deed).

3.             CONTINUITY AND FURTHER ASSURANCE

3.1          Designation as a Finance Document

(a)           In accordance with the A/C Facilities Agreement, the Parent and A/C Facility Agent designate this Deed and the Amended Intercreditor Deed as a Finance Document (as such term is defined in the A/C Facilities Agreement).

(b)           In accordance with the NZ Facility Agreement, the Parent and the NZ Facility Agent designate this Deed and the Amended Intercreditor Deed as a Finance Document (as such term is defined in the NZ Facility Agreement).

3.2          Continuing Obligations

The provisions of the Intercreditor Deed shall, save as amended by this Deed, continue in full force and effect.

3.3          Further Assurance

Each Obligor shall, at the reasonable request of the Security Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

4.             MISCELLANEOUS

4.1          Incorporation of Terms

The provisions of Clause 23 (Notice) and Clause 28 (Governing Law and Submission to Jurisdiction) of the Intercreditor Deed shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Deed” are references to this Deed.

4.2          Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.             GOVERNING LAW

This Deed is governed by English law.

This Deed has been executed as a deed on the date stated at the beginning of this Deed.

SCHEDULE 1

THE PARTIES

PART 1: DETAILS OF OBLIGORS

THE BORROWERS

HA Funding Pty Limited (ACN 117 549 498)

Car Rental Systems Do Brasil Locação De Veículos Ltda

Hertz Belgium N.V.

Hertz Canada Limited

Hertz France SAS

Equipole Finance Services SAS

Hertz Equipement France SAS

Hertz Autovermietung GmbH

Hertz Italiana S.p.A.

Hertz New Zealand Limited

Hertz AG

BNS Automobile Funding B.V.

Hertz (U.K.) Limited

THE GUARANTORS

Hertz International, Ltd.

The Hertz Corporation

Hertz Australia Pty. Limited (ABN 31 004 407 087)

Hertz Belgium N.V.

Hertz France SAS

Hertz Equipement France SAS

Equipole Finance Services SAS

Hertz Autovermietung GmbH

Hertz Italiana S.p.A.

Hertz New Zealand Holdings Limited

Hertz de Espãna S.A.

Hertz Alquiler de Maquinaria S.L.

Hertz AG

BNS Automobile Funding B.V.

Stuurgroep Holland B.V.

Hertz (U.K.) Limited

Hertz Europe Limited

PART 2: THE A1 BANKS

BNP Paribas

CALYON

Indosuez Finance (UK) Limited

The Royal Bank of Scotland plc

PART 3: THE A2 BANKS

BNP Paribas

CALYON

Indosuez Finance (UK) Limited

The Royal Bank of Scotland plc

PART 4: THE BRAZILIAN BANKS

Banco BNP Paribas Brasil S.A.

Banco Calyon Brasil S.A.

PART 5: THE NZ BANKS

BNP Paribas

CALYON

The Royal Bank of Scotland plc, Australia branch

PART 6: THE C BANKS

BNP Paribas

CALYON

The Royal Bank of Scotland plc

PART 7: THE INTRA-GROUP CREDITORS

Equipole S.A.

PART 7: THE EQUITY FINANCE PROVIDERS

The Hertz Corporation

Hertz Finance Centre Limited

SCHEDULE 2

AMENDED INTERCREDITOR DEED

SIGNATURES

SUPPLEMENTAL DEED RELATING TO THE INTERCREDITOR DEED

PARENT

EXECUTED as a Deed by HERTZ INTERNATIONAL, LTD.		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill

THE COORDINATOR

EXECUTED as a Deed by HERTZ EUROPE LIMITED		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

AUSTRALIA

SIGNED, SEALED AND DELIVERED as a Deed	)
for HA FUNDING PTY LIMITED	)
)
by its attorney/s	)
under power of attorney dated 2 February 2007

/s/ Nuns Moodliar

THE BORROWERS

BRAZIL

EXECUTED as a Deed by CAR RENTAL SYSTEMS DO BRASIL		)
LOCAÇÃO DE VEÍCULOS LTDA		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Edward De la Paz

THE BORROWERS

BELGIUM

EXECUTED as a Deed by HERTZ BELGIUM N.V.		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

CANADA

EXECUTED as a Deed by HERTZ CANADA LIMITED		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

FRANCE

EXECUTED as a Deed by HERTZ FRANCE SAS		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

EXECUTED as a Deed by EQUIPOLE FINANCE SERVICES SAS		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

EXECUTED as a Deed by HERTZ EQUIPEMENT FRANCE SAS		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

GERMANY

EXECUTED as a Deed by HERTZ AUTOVERMIETUNG GmbH		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

ITALY

EXECUTED as a Deed by HERTZ ITALIANA S.p.A.	)
)
acting by Riccardo Sallustio	)
)

/s/ Riccardo Sallustio

THE BORROWERS

NEW ZEALAND

EXECUTED as a Deed by HERTZ NEW ZEALAND LIMITED
by its lawfully appointed attorney:

Nuns Moodliar	/s/ Nuns Moodliar

Name of Attorney	Signature of Attorney

In the presence of:	/s/ Jim McGill

In the presence of:

/s/ Jason Wilkinson
Signature of Witness

Jason Wilkinson
Name of Witness

Solicitor
Occupation

London
City/town of residence

THE BORROWERS

SWITZERLAND

EXECUTED as a Deed by HERTZ AG		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

THE NETHERLANDS

EXECUTED as a Deed by BNS AUTOMOBILE FUNDING B.V.		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE BORROWERS

UNITED KINGDOM

EXECUTED as a Deed by HERTZ (U.K.) LIMITED		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

PARENT

EXECUTED as a Deed by HERTZ INTERNATIONAL, LTD.		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

EXECUTED as a Deed by THE HERTZ CORPORATION		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

AUSTRALIA

SIGNED, SEALED AND DELIVERED as a Deed	)
for HERTZ AUSTRALIA PTY. LIMITED	)
)
by its attorney/s	)
under power of attorney dated 7 February 2007

/s/ Nuns Moodliar

THE GUARANTORS

BELGIUM

EXECUTED as a Deed by HERTZ BELGIUM N.V.		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

FRANCE

EXECUTED as a Deed by HERTZ FRANCE SAS		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

EXECUTED as a Deed by HERTZ EQUIPEMENT FRANCE SAS		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

EXECUTED as a Deed by EQUIPOLE FINANCE SERVICES SAS		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

GERMANY

EXECUTED as a Deed by HERTZ AUTOVERMIETUNG GmbH		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

ITALY

EXECUTED as a Deed by HERTZ ITALIANA S.p.A.	)
)
acting by	)
pursuant to power of attorney dated 23 February 2007)

/s/ Riccardo Sallustio

THE GUARANTORS

NEW ZEALAND

EXECUTED as a Deed by HERTZ NEW ZEALAND HOLDINGS LIMITED
by its lawfully appointed attorney:

Nuns Moodliar	/s/ Nuns Moodliar

Name of Attorney	Signature of Attorney

In the presence of:	/s/ Jim McGill

/s/ Jason Wilkinson
Signature of Witness

Jason Wilkinson
Name of Witness

Solicitor
Occupation

London
City/town of residence

THE GUARANTORS

SPAIN

EXECUTED as a Deed by HERTZ DE ESPAÑA S.A.		)
)
acting by	/s/ Alfredo Ruiz Plaza	)
and	/s/ Juan Carlos Azcona	)

THE GUARANTORS

EXECUTED as a Deed by HERTZ ALQUILER DE MAQUINARIA S.L.		)
)
acting by	/s/ Alfredo Ruiz Plaza	)
and	/s/ Juan Carlos Azcona	)

THE GUARANTORS

SWITZERLAND

EXECUTED as a Deed by HERTZ AG		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

THE NETHERLANDS

EXECUTED as a Deed by BNS AUTOMOBILE FUNDING B.V.		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

EXECUTED as a Deed by STUURGROEP HOLLAND B.V.		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

UNITED KINGDOM

EXECUTED as a Deed by HERTZ (U.K.) LIMITED		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE GUARANTORS

EXECUTED as a Deed by HERTZ EUROPE LIMITED		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE A/C FACILITY AGENT

EXECUTED as a Deed by BNP PARIBAS	)
)
acting by Iyadh Laalai	)
)

/s/ Iyadh Laalai

Paris, March 21st, 2007

In the presence of Mr. Charles Egly

THE BRAZILIAN FACILITY AGENT

EXECUTED as a Deed by BANCO BNP PARIBAS BRASIL S.A.	)
)
acting by Hitosi Hassegawa, Director

/s/ Hitosi Hassegawa	)
and	)

Andre Mendonca Osser

/s/ Andre Mendonca Osser

March 21st, 2007

In the presence of Mrs. Juliana Araujo, legal supervisor, Banco BNP Paribas Brasil S.A.

/s/ Juliana Araujo

THE NZ FACILITY AGENT

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	/s/ Cecile Scherer
Cecile Scherer
Director
	Merchant Banking Group, New York	)
and		)

/s/ PJ de Filippis
PJ de Filippis, Managing Director, New York

In the presence of Ann Nane Dass

/s/ Ann Nane Dass

THE SECURITY AGENT

EXECUTED as a Deed by BNP PARIBAS	)
)
acting by Iyadh Laalati	)
)

/s/ Iyadh Laalai

Paris, March 21st, 2007

In the presence of Mr. Charles Egly

THE AUSTRALIAN SECURITY TRUSTEE

SIGNED, SEALED AND DELIVERED	)
as a Deed by BNP PARIBAS	)
acting by Iyadh Laalai	)
)

/s/ Iyadh Laalai

Paris, March 21st, 2007

In the presence of Mr. Charles Egly

THE A1 BANKS

EXECUTED as a Deed by BNP PARIBAS	)
)
acting by Iyadh Laalai	)
)

/s/ Iyadh Laalai

Paris, March 21st, 2007

In the presence of Mr. Charles Egly

THE A1 BANKS

EXECUTED as a Deed by CALYON	)
)
acting by Nathalie Nosser	)

/s/ Nathalie Nosser
in Paris in the presence of Richard Sinclair

THE A1 BANKS

EXECUTED as a Deed by INDOSUEZ FINANCE (UK) LIMITED	)
)
acting by Nathalie Nosser

/s/ Nathalie Nosser
in Paris in the presence of Richard Sinclair	)
)

THE A1 BANKS

EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC	)
)
acting by its Attorney

/s/ Authorized Signatory
Authorized Signatory
Senior Director
London

)

In the presence of

/s/ Shanika Amarasekara

Shanika Amarasekara
13 S. Bishopsgate
London
EC2M 3UR

THE A2 BANKS

EXECUTED as a Deed by BNP PARIBAS	)
)
acting by Iyadh Laalai	)
)

/s/ Iyadh Laalai

Paris, March 21st, 2007

In the presence of Mr. Charles Egly

)
)

THE A2 BANKS

EXECUTED as a Deed by CALYON	)
)
acting by Nathalie Nosser

/s/ Nathalie Nosser
in Paris in the presence of Richard Sinclair
)

)

THE A2 BANKS

EXECUTED as a Deed by INDOSUEZ FINANCE (UK) LIMITED	)
)
acting by Nathalie Nosser

/s/ Nathalie Nosser
in Paris in the presence of Richard Sinclair
)
)

THE A2 BANKS

EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC	)
)
acting by its attorney

/s/ Authorized signatory
Authorized signatory
Senior Director
London

In the presence of

/s/ Shanika Amarasekara

Shanika Amarasekara
13 S. Bishopsgate
London
EC2M 3UR

THE BRAZILIAN BANKS

EXECUTED as a Deed by BANCO BNP PARIBAS BRASIL S.A.	)
)
acting by Hitosi Hassegawa, Director

/s/ Hitosi Hassegawa
)
and	)

Andre Mendonca Osser

/s/ Andre Mendonca Osser

March 21, 2007

In the presence of Mrs. Juliana Araujo, legal supervisor, Banco BNP Paribas Brasil S.A.

/s/ Juliana Araujo

THE BRAZILIAN BANKS

EXECUTED as a Deed by BANCO CALYON BRASIL S.A.	)
)
acting by Valter Klyoshi Shintani
Director Executivo

/s/ Valter Klyoshi Shintani

Edson Cremonesi
General Manager

/s/ Edson Cremonesi
)
)

San Paulo-SP/Brasil

In the presence of Mr. Jono Celli

THE NZ BANKS

EXECUTED as a Deed by BNP PARIBAS		)
)
acting by	/s/ Cecile Scherer
	Cecile Scherer	)
Director
	Merchant Banking Group	)
New York

and

/s/ PJ de Filippis
PJ de Filippis
Managing Director
New York

In the presence of Ann Nane Dass

/s/ Ann Nane Dass

THE NZ BANKS

EXECUTED as a Deed by CALYON	)
)
acting by Nathalie Nosser

/s/ Nathalie Nosser
in Paris in the presence of Richard Sinclair
)
)

THE NZ BANKS

EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC,
AUSTRALIA BRANCH	)
)
acting by its attorney
/s/ Authorized Signatory

Authoirzed Signatory
Senior Director
London

In the presence of

/s/ Shanika Amarasekara

Shanika Amarasekara
13 S. Bishopsgate
London
EC2M 3UR

THE C BANKS

EXECUTED as a Deed by BNP PARIBAS	)
)
acting by Iyadh Laalai	)
and	)

/s/ Iyadh Laalai

Paris, March 21st, 2007

In the presence of Mr. Charles Egly

THE C BANKS

EXECUTED as a Deed by CALYON	)
)
acting by Nathalie Nosser

/s/ Nathalie Nosser
in Paris in the presence of Richard Sinclair
)
)

THE C BANKS

EXECUTED as a Deed by THE ROYAL BANK OF SCOTLAND PLC	)
)
acting by its attorney
/s/ Authorized Signatory

Authoirzed Signatory
Senior Director
London

In the presence of

/s/ Shanika Amarasekara

Shanika Amarasekara
13 S. Bishopsgate
London
EC2M 3UR

THE INTRA-GROUP CREDITORS

EXECUTED as a Deed by EQUIPOLE S.A.		)
)
acting by	/s/ Nuns Moodliar	)
)
and	/s/ Jim McGill

THE EQUITY FINANCE PROVIDERS

EXECUTED as a Deed by THE HERTZ CORPORATION		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)

THE EQUITY FINANCE PROVIDERS

EXECUTED as a Deed by HERTZ FINANCE CENTRE LIMITED		)
)
acting by	/s/ Nuns Moodliar	)
and	/s/ Jim McGill	)